WHATSONLINE.COM, INC.
                          Suite 311 - 15 Wertheim Court
                         Richmond Hill, Ontario L4B 3H7

                             Telephone: 905-709-8240



                                 May 15th, 2000


Dear Stockholders:

You are cordially invited to attend the 2000 Annual Meeting of Stockholders of WhatsOnline.com, Inc. The meeting will be held at 1:00 p.m., local time, on June 30th, 2000 at Suite 311, 15 Wertheim Court, Richmond Hill, Ontario L4B 3H7. Enclosed are the official notice of this meeting, a proxy statement and a form of proxy.

At this meeting you will be asked to elect directors to serve until the next annual meeting and ratify the selection of the Company's independent auditors for 2000.

Please note that attendance at the Annual Meeting will be limited to stockholders of record at the close of business on May 15th, 2000, and to guests of the Company. If your shares are registered in your name and you plan to attend the Annual Meeting, please bring the enclosed ballot with you to the meeting. If your shares are held by a broker, bank or other nominee and you plan to attend the meeting, please contact the person responsible for your account regarding your intention to attend the meeting so they will know how you intend to vote your shares at that time. Stockholders who do not expect to attend the Annual Meeting in person may submit their ballot to the Management of the Company at Suite 311, 15 Wertheim Court, Richmond Hill, Ontario L4B 3H7.


BY ORDER OF THE BOARD OF DIRECTORS


/s/ Kesar S. Dhaliwal
---------------------
Kesar S. Dhaliwal
President & Chief Executive Officer

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            OF WHATSONLINE.COM, INC.
                           TO BE HELD JUNE 30th, 2000

To the Stockholders of WhatsOnline.com, Inc.:

     NOTICE IS HEREBY GIVEN that the 2000 Annual Meeting of Stockholders (the "Annual Meeting") of WhatsOnline.com, Inc., a Nevada corporation (the "Company"), will be held at Suite 311, 15 Wertheim Court, Richmond Hill, Ontario, L4B 3H7, on the 30th day of June, 2000, at 1:00 p.m. (local time) for the following purposes:

     1.   To elect three  directors to the Board of Directors to serve until the
          next  Annual  Meeting  of  Stockholders  or  until  their   respective
          successors are duly elected and have qualified;

     2. To authorize a name change to Callapro.com, Inc. and to amend the articles of incorporation to reflect such change;

     3. To authorize a two for one forward stock split in the Company's common shares;

     4. To ratify the appointment of Clancy and Co., P.L.L.C. as the Company's independent auditor for the fiscal year ending December 31st, 2000;

     5. To transact any and all other business that may properly come before the Annual Meeting or any adjournment(s) thereof.

     Pursuant to the Company's Bylaws (the "Bylaws"), the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at such meeting or any adjournment(s) thereof shall be the close of business on May 15th, 2000. Only holders of record of the Company's Common Stock at the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting. Shares can be voted at the Annual Meeting only if the holder is present or represented by proxy. The stock transfer books will not be closed. A copy of the Company's 1999 Annual Report to Stockholders, in the form of the 10-KSB filed with the Securities and Exchange Commission, which includes audited financial statements, has been included in this mailing to stockholders. A list of stockholders entitled to vote at the Annual Meeting will be available for examination at the offices of the Company for ten (10) days prior to the Annual Meeting.

     You are cordially invited to attend the Annual Meeting; whether or not you expect to attend the meeting in person, however, you are urged to mark, sign, date, and mail the enclosed form of proxy promptly so that your shares of stock may be represented and voted in accordance with your wishes and in order that the presence of a quorum may be assured at the meeting. Your proxy will be returned to you if you should be present at the Annual Meeting and should request its return in the manner provided for revocation of proxies on the initial page of the enclosed proxy statement.

BY ORDER OF THE BOARD OF DIRECTORS


/s/ Kesar S. Dhaliwal
---------------------
Kesar   S.   Dhaliwal,
President & Chief Executive Officer
Richmond Hill, Ontario May 15th, 2000

                              WHATSONLINE.COM, INC.
                          15 WERTHEIM COURT, SUITE 311
                         RICHMOND HILL, ONTARIO, L4B 3H7

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF STOCKHOLDERS

                           TO BE HELD JUNE 30th, 2000



                    SOLICITATION AND REVOCABILITY OF PROXIES


     The accompanying proxy is solicited by the Board of Directors on behalf of WhatsOnline.com, Inc., a Nevada corporation (the "Company"), to be voted at the 2000 Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held on June 30th, 2000 at the time and place and for the purposes set forth in the accompanying Notice of Annual Stockholders (the "Notice") and at any adjournment(s) thereof. When proxies in the accompanying form are properly executed and received, the shares represented thereby will be voted at the Annual Meeting in accordance with the directions noted thereon; if no direction is indicated, such shares will be voted FOR the election of the nominees listed thereon, FOR a name change to Callapro.com, Inc., FOR a two for one forward stock split in the Company's common shares, FOR the ratification of the independent auditor, and in their discretion with respect to any other matters that may properly come before the stockholders at the Annual Meeting.

     The executive offices of the Company are located at, and the mailing address of the Company is, Suite 311, 15 Wertheim Court, Richmond Hill, Ontario L4B 3H7.

     Management does not anticipate that any matters will be presented at the Annual Meeting other than matters set forth in the Notice.

     This proxy statement (the "Proxy Statement") and accompanying proxy are being mailed on or about May 16th, 2000. The Company's Annual Report on Form 10-KSB (the "1999 Annual Report"), which serves as the Annual Report to Stockholders, covering the Company's fiscal year ended December 31st, 1999, is attached.

     Any stockholder of the Company giving a proxy has the right to revoke their proxy at any time prior to the voting thereof by voting in person at the Annual Meeting, by delivering a duly executed proxy bearing a later date or by giving written notice of revocation to the Company addressed to Kesar S. Dhaliwal, President, Suite 311, 15 Wertheim Court, Richmond Hill, Ontario L4B 3H7; no such written notice shall be effective, however, until such notice of revocation has been received by the Company at or prior to the Annual Meeting.

     In addition to the solicitation of proxies by use of the mail, officers and regular employees of the Company may solicit the return of proxies, either by mail, telephone, telegraph or through personal contact. Such officers and employees will not be additionally compensated but will be reimbursed for out-of-pocket expenses. Brokerage houses and other custodians, nominees, and fiduciaries will, in connection with shares of the Company's common stock, $0.00001 par value per share (the "Common Stock"), registered in their names, be requested to forward solicitation material to the beneficial owners of such shares of Common Stock.

     The cost of preparing, printing, assembling, and mailing the 1999 Annual Report, the Notice, this Proxy Statement, and the enclosed form of proxy, as well as the cost of forwarding solicitation materials to the beneficial owners of shares of Common Stock and other costs of solicitation, are to be borne by the Company.

                                QUORUM AND VOTING

     The record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting was the close of business on May 15th, 2000 (the "Record Date"). On the Record Date, there were 24,632,404 shares of Common Stock issued and outstanding.

     Each share of Common Stock is entitled to one vote on all matters to be acted upon at the Annual Meeting, and neither the Company's Certificate of Incorporation (the "Certificate of Incorporation") nor its Bylaws allow for cumulative voting rights. The presence, in person or by proxy, of the holders of a majority of the issued and outstanding Common Stock entitled to vote at the meeting is necessary to constitute a quorum to transact business. If a quorum is not present or represented at the Annual Meeting, the stockholders entitled to vote thereat, present in person or by proxy, may adjourn the Annual Meeting from time to time without notice or other announcement until a quorum is present or represented. Assuming the presence of a quorum, the affirmative vote of a plurality of votes cast is required for the election of each of the nominees for director. A majority of the votes represented and entitled to vote at the Annual Meeting will be required for the approval of all other matters to be voted upon. Abstentions and broker non-votes will each be counted towards the presence of a quorum, but (i) will not be counted as votes cast and, accordingly, will have no effect on the plurality vote required for the election of directors, and (ii) will be counted as votes represented at the Annual Meeting and, accordingly, will have the effect of a vote "against" all other matters to be acted upon.

     Proxies in the accompanying form which are properly executed and returned to the Company will be voted at the Annual Meeting in accordance with the instructions contained in such proxies and, at the discretion of the proxy holders, on such other matters as may properly come before the meeting. Where no such instructions are given, the shares will be voted for the election of each of the nominees for director and the ratification of Clancy and Co P.L.L.C. as the independent auditor.

     A stockholder that intends to present a proposal at the 2001 Annual Meeting of Stockholders for inclusion in the Company's proxy statement and form of proxy relating to such meeting must submit such proposal by January 31st, 2001. The proposal must be mailed to the Company's offices at Suite 311, 15 Wertheim Court, Richmond Hill, Ontario L4B 3H7.

                                     SUMMARY

     Callapro.com and Whatsonline.com are wholly owned online assets of WhatsOnline.com, Inc. Callapro.com (www.callapro.com), is an online marketplace providing expert advice and services to homeowners through a network of qualified home improvement professionals, a comprehensive resource center, with links to over 10,000 third party home- related web sites, informative feature articles, and a broad suite of valuable proprietary tools.

     Using our free quote service and comprehensive resource center, homeowners visiting Callapro.com are able to intelligently find, select and work with home improvement professionals. Professionals, who are members of Callapro.com's professional network, are able to grow their business by responding to a homeowner's request for a quote.

     Whatsonline.com was developed as an aggregator and presentation portal for targeted Internet streaming media content. Visitors to www.whatsonline.com are able to access audio and video streamed news, entertainment, sports, fashion, finance, medicine, technology, politics, religion and education online, along with an array of additional offerings from leading content providers, worldwide.


     The Company's 1999 Annual Report provides a review of the Company's operations during the past year and is attached.

     The following is a brief summary of certain information contained elsewhere in this Proxy Statement. This summary is not intended to be complete and is qualified in all respects by reference to the detailed information appearing elsewhere in this Proxy Statement and the exhibits hereto.

                                   The Meeting

Date, Time and Place of the Annual Meeting
------------------------------------------

     The Annual Meeting of WhatsOnline.com, Inc. is scheduled to be held on June 30th, 2000, at 1:00 p.m. (local time) at Suite 311, 15 Wertheim Court, Richmond Hill, Ontario L4B 3H7.

Record Date
-----------

     Only holders of record of shares of Common Stock at the close of business on May 15th, 2000 are entitled to receive notice of and to vote at the Annual Meeting.

Vote Required
-------------

     Assuming the presence of a quorum, the affirmative vote of a plurality of votes cast is required for the election of each of the nominees for director. A majority of the votes cast with a quorum present at the Annual Meeting will be required for the approval of all other matters to be voted upon.

Accountants
-----------

     Clancy and Co. P.L.L.C. has been selected by the Company to act as its independent auditor for 2000. It is not expected that the representatives of Clancy and Co. P.L.L.C. will attend the Annual Meeting or be available to answer questions from the stockholders.

Recommendations
---------------

     THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS THAT THE COMPANY'S STOCKHOLDERS VOTE FOR EACH OF THE NOMINEES FOR DIRECTOR ("PROPOSAL 1"), FOR THE NAME CHANGE TO CALLAPRO.COM ("PROPOSAL 2"), FOR THE TWO FOR ONE FORWARD SPLIT OF THE COMMON SHARES ("PROPOSAL 3") AND FOR THE RATIFICATION OF THE APPOINTMENT OF CLANCY AND CO PLLC AS THE COMPANY'S INDEPENDENT AUDITOR FOR THE FISCAL YEAR ENDING DECEMBER 31, 2000 ("PROPOSAL 4").

                                 PROPOSAL NO. 1:
                            ELECTION OF BOARD MEMBERS

Nominees
--------

     The Company's Board of Directors is currently comprised of three directors. Each of the nominees is presently a director of the Company. If so directed in the enclosed proxy, the persons named in such proxy will vote the shares represented by such proxy for the election of the following named nominees for the office of director of the Company, to hold office until next annual meeting of the stockholders or until their respective successors shall have been duly elected and shall have qualified.

Information Concerning Nominees
-------------------------------

Name                       Age      Position                                    Director/Officer Since
----                       ---      --------                                    ----------------------
Kesar S. Dhaliwal          38       President, CEO & Director                   December 1998
Harmel S. Rayat            38       Director& Chairman                          March 1996
Gursh  Kundan              26       Treasurer, Secretary & Director             April 1999


     The Board of Directors does not contemplate that any of the above-named nominees for director will refuse or be unable to accept election as a director of the Company, or be unable to serve as a director of the Company. Should any of them become unavailable for nomination or election or refuse to be nominated or to accept election as a director of the Company, then the persons named in the enclosed form of proxy intend to vote the shares represented in such proxy for the election of such other person or persons as may be nominated or designated by the Board of Directors. No nominee is related by blood, marriage, or adoption to another nominee or to any executive officer of the Company or its subsidiaries or affiliates.

     Assuming the presence of a quorum, each of the nominees for director of the Company requires for his election the approval of a plurality of the votes cast by the shares of Common Stock entitled to vote at the Annual Meeting.

     The Board of Directors regard all of the individuals being nominated to the Board as extremely competent professionals with many years of experience in different fields of endeavor, including sales and marketing, computer software, internet, corporate finance and development. The Board feels that this collective base of experience and knowledge is crucial in the overall development of the Company's business.

Information Concerning Current Officers and Directors
-----------------------------------------------------

     The following narrative describes the positions held by the Company's current officers and directors. During 2000, the Board met once and each board member attended at least 75% of the board and committee meetings that were held while they were in office.

KESAR S. DHALIWAL (Age 38) President and Chief Executive Officer, Director. Mr. Dhaliwal has international business management experience in North America, Asia and Europe. Between 1993 and just prior to joining WhatsOnline.com in December 1998, Mr. Dhaliwal lead two technology companies which developed and marketed real time Internet based information technology platforms to financial services institutions. From 1986 through 1993, Mr. Dhaliwal was the Chief Strategic Officer and Investment Officer for a large multi-national Singapore based conglomerate. His duties included expanding the company's diverse operations into shipping, construction, hospitality and entertainment. From 1984 through 1986, Mr. Dhaliwal was president of an international hospitality company, where he developed and executed the company's expansion strategy from North America to Europe and Asia. Mr. Dhaliwal joined the Company as a director and its President and Chief Executive Officer on December 1st, 1998.

HARMEL S. RAYAT (Age 38) Chairman, Director. Mr. Rayat has been in the venture capital industry since 1981 and since January 1993 has been the president of Hartford Capital Corporation, a company that provides financial consulting services to emerging growth corporations. Mr. Rayat is also a Director of EquityAlert.com, Inc. and Zeta Corporation. Mr. Rayat has served as a Director of the Company since March 18th, 1996.

GURSH KUNDAN (Age 33), Secretary, Treasurer, Director. From 1996 to 1998, Mr. Kundan was a senior vice president of Virtual Office Technologies, Inc. where he was responsible for developing the technology for, and managing a service bureau operation which administered financial service assets for financial planning firms. Between 1991 and 1993, Mr. Kundan was self-employed as an information technology consultant. Between 1993 and 1994, he worked for Financial Concept Group Inc. as a marketing analyst. Between 1994 and 1995, he worked for North American Trust Inc. as manager of operations. Between 1995 and 1996, he worked for Laurentian Bank as a senior manager of dealer services. Mr. Kundan obtained a Bachelor of Business Administration Degree from Simon Fraser University in Business Administration. Mr. Kundan originally joined WhatsOnline.com on April 28, 1999 as Vice President of Corporate Development and was appointed as a Secretary, Treasurer and a Director of the Company's on December 16th, 1999.

Section 16(a) Beneficial Ownership Reporting Compliance
-------------------------------------------------------

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors, officers and persons who own more than 10 percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("the Commission"). Directors, officers and greater than 10 percent beneficial owners are required by applicable regulations to furnish the Company with copies of all forms they file with the Commission pursuant to
Section 16(a). Information is detailed in the Security Ownership or Management and Principal Stockholders sections of this proxy.

     Based solely upon a review of the copies of the forms furnished to the Company, the Company believes that during fiscal 1999 all filing requirements applicable to its directors and executive officers were satisfied.

Director Compensation
---------------------

     The Company's employees receive no extra pay for serving as directors. Non-employee directors are reimbursed for any out-of-pocket meeting expenses and are compensated with stock options.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE INDIVIDUALS NOMINATED FOR ELECTION AS A DIRECTOR.

                                 PROPOSAL NO. 2:
                To authorize a name change to Callapro.com, Inc.
                   and to amend the articles of incorporation
                             to reflect such change.

     Stockholders will be asked to approve a name change to Callapro.com, Inc. in order to accurately reflect the Company's main business endeavor.



THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE AUTHORIZATION OF A NAME CHANGE TO CALLAPRO.COM, INC.

                                 PROPOSAL NO. 3:
                    To authorize a two for one forward stock
                     split in the Company's common shares.

     Stockholders will be asked to approve a two for one forward stock split in the Company's common shares in order to improve trading liquidity. No formal studies have geen done by management or any independant source.




THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF A TWO FOR ONE FORWARD STOCK SPLIT IN THE COMPANY'S COMMON SHARES.

                                 PROPOSAL NO. 4:
         The ratification of the appointment of Clancy and Co. P.L.L.C.
                      as the Company's independent auditor

     The Board of Directors has appointed Clancy and Co. P.L.L.C. as independent auditors for the Company for the fiscal year ending December 31, 2000. Stockholders are being asked to ratify this selection at the Annual Meeting.

     It is not expected that the representatives of Clancy and Co. P.L.L.C will attend the Annual Meeting.



THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF CLANCY AND CO. P.L.L.C. AS THE COMPANY'S INDEPENDENT AUDITOR.

Security Ownership of Management and Principal Stockholders
-----------------------------------------------------------

     The following table sets forth, as of April 25th, 2000, the beneficial ownership of the Company's Common Stock by each nominee, director and executive officer of the Company, each person known by the Company to beneficially own more than 5% of the Company's Common Stock outstanding as of such date and the executive officers and directors of the Company as a group.

                                                     Number of Shares
Person or Group                                      of Common Stock                    Percent
---------------                                      ---------------                    -------
Harmel S. Rayat (1)                                     8,541,200                          36.7%
216-1628 West First Avenue
Vancouver, B.C.  V6J 1G1 Canada

Kesar S. Dhaliwal (2)                                   2,400,000                           9.7%
216-1628 West First Avenue
Vancouver, B.C.  V6J 1G1 Canada

Gursh Kundan (2)                                          500,000                           2.0%
216-1628 West First Avenue
Vancouver, B.C.  V6J 1G1 Canada

Directors and Executive Officers                       11,441,200                          48.4%
as a group (3 persons)


Includes 300,000 shares which may be acquired pursuant to options granted and exercisable under the Company's 1997 option plan and 241,200 shares held by Tajinder Chohan, Mr. Rayat's wife. Additionally, other members of Mr. Rayat's family hold 830,000 shares and 500,000 shares which may be acquired pursuant to options granted and exercisable under the Company's 1997 option plan. Mr. Rayat disclaims beneficial ownership of the shares beneficially owned by his wife and other family members.

Includes 2,400,000 and 500,000 shares for Mssrs. K. Dhaliwal and G. Kundan, which may be acquired pursuant to options granted and exercisable under the Company's 1998 and 1997 option plans.

Voting Intentions of Certain Beneficial Owners and Management.
--------------------------------------------------------------

     The Company's directors and officers have advised the Company that they will vote the 8,000,000 shares owned or controlled by them FOR each of the Proposals in this Proxy Statement. These shares represented 32.5% of the outstanding Common Stock of the Company as of April 25, 2000.

Remuneration and Executive Compensation
---------------------------------------

     The following table shows, for the three-year period ended December 31, 1999, the cash compensation paid by the Company, as well as certain other compensation paid or accrued for such year, to the Company's Chief Executive Officer and the Company's other most highly compensated executive officers. Except as set forth on the following table, no executive officer of the Company had a total annual salary and bonus for 1999 that exceeded $100,000.

                           Summary Compensation Table

                                                                               Securities
                                                                               Underlying
Name and                                                                       Options       All Other
Principal Position                  Year      Salary    Bonus      Other       Granted       Compensation
------------------                  ----      ------    -----      -----       -------       ------------
Kesar S. Dhaliwal                     1999    $ 76,712      $0        $0               0            $0
CEO, President, Director              1998          $0      $0        $0       2,400,000            $0
                                      1997          $0      $0        $0               0            $0

Harmel S. Rayat                       1999    $200,000      $0        $0         300,000            $0
Chairman, Director                    1998          $0      $0        $0               0            $0
                                      1997          $0      $0        $0               0            $0

Gursh S. Kundan                       1999    $ 27,549      $0        $0         500,000            $0
Secretary, Treasurer, Director        1998          $0      $0        $0               0            $0
                                      1997          $0      $0        $0               0            $0


STOCK OPTION GRANTS IN 1999
---------------------------

     Shown below is further information regarding employee stock options awarded during 1999 to the named officers and directors:

                           Number of     % of Total
                           Securities    Options
                           Underlying    Granted to     Exercise    Expiration
Name                       Options       Employees      Price       Date
----                       -------       ---------      -----       ----
Harmel S. Rayat              300,000            12%       $1.00         2007

Gursh Kundan                 500,000            20%       $1.00         2007


AGGREGATED OPTION EXERCISES DURING 1999 AND YEAR-END OPTION VALUES
------------------------------------------------------------------

     The following table shows certain information about unexercised options at year-end with respect to the named officers and directors:

                              Common Shares
                              Underlying                               Value of Unexercised
                              Unexercised Options                      In-The-Money Options
                              on 12/31/99                              on 12/31/99
Name                          Exercisable        Unexercisable         Exercisable          Unexercisable
----                          -----------        -------------         -----------          -------------
Kesar S. Dhaliwal                 400,000         2,000,000              $20,000               $0
Harmel S. Rayat                                     300,000                   $0               $0
Gursh Kundan                                        500,000                   $0               $0


     The value of the options is calculated using the fair market value of the Company's Common Stock on December 31, 1999 ($1.05 per share) minus the exercise price per share, of the in-the-money options, multiplied by the number of shares subject to each option.

EMPLOYMENT CONTRACTS
--------------------

     The Company does not have any employment contracts with any of its officers or employees.

RELATED TRANSACTIONS
--------------------

     The Company subleases 143.4 square feet of office space to EquityAlert.com, Inc. for $250 Canadian per month until February 28, 2002. Mr. Harmel S. Rayat, a director and majority shareholder of EquityAlert.com, is also a director and majority shareholder of WhatsOnline.com. During 1999, the Company purchased $264,627.46 Canadian of computer hardware and Internet equipment from a company controlled by the wife of the Company's President and Chief Executive Officer. This hardware and equipment was purchased at cost.

Copies of Form 10-KSB
---------------------

     The Company hereby undertakes to provide without charge to each person, including any beneficial owner, to whom a copy of this Proxy Statement has been delivered, on the written request of any such person, an additional copy of the Company's most recent Form 10-KSB. Written requests for such copies should be directed to Gursh Kundan, the Secretary of the Company, at Suite 311, 15 Wertheim Court, Richmond Hill, Ontario L4B 3H7. A copy of the Form 10-KSB which serves as the Company's annual report is attached to this Proxy Statement.

                              WHATSONLINE.COM, INC.
                          15 WERTHEIM COURT, SUITE 311
                         RICHMOND HILL, ONTARIO, L4B 3H7

                  PROXY FOR 2000 ANNUAL MEETING OF STOCKHOLDERS

                    This proxy is solicited on behalf of the
                  Board of Directors of WhatsOnline.com, Inc.

     The undersigned, a stockholder of WhatsOnline.com, Inc. (the "Company") hereby constitutes and appoints each of Mr. Kesar S. Dhaliwal and Mr. Gursh
Kundan the attorney, agent and proxy of the undersigned, with full power of substitution, for and in the name, place and stead of the undersigned, to vote and act with respect to all of shares of the Common Stock of the Company standing in the name of the undersigned or in respect of which the undersigned is entitled to vote, with all powers of the undersigned would process if personally present at such meeting upon the following matters, and otherwise in his discretion:


ITEM 1. To elect directors to serve until the next annual meeting of stockholders or until their successors are elected and have qualified.

                                            FOR              AGAINST           ABSTENTION
                                            ---              -------           ----------
Mr. Kesar S. Dhaliwal                       [        ]       [        ]        [         ]
Mr. Gursh. Kundan                           [        ]       [        ]        [         ]
Mr. Harmel S. Rayat                         [        ]       [        ]        [         ]


ITEM 2. To authorize a name change to Callapro.com, Inc. and to amend the articles of incorporation to reflect such change.

                                            FOR              AGAINST           ABSTENTION
                                            ---              -------           ----------
                                            [        ]       [        ]        [         ]

ITEM 3. To authorize a two for one forward split in the Company's common shares.

                                            FOR              AGAINST           ABSTENTION
                                            ---              -------           ----------
                                            [        ]       [        ]        [         ]


ITEM 4.           To ratify the appointment of Clancy and Co
                  PLLC, as independent auditors of the Company for the fiscal year ending December 31, 2000.

                                           FOR              AGAINST           ABSTENTION
                                           ---              -------           ----------
                                           [        ]       [        ]        [         ]


ITEM 5. To transact any such other business as may properly come before the meeting or an adjournment (s) thereof.

     If no direction is indicated, this proxy will be voted in the discretion of the proxy holder. Please date, sign, and print your name on this proxy exactly as your name appears on your stock certificate and return immediately to the address printed above in the enclosed self-addressed stamped envelope.

DATED: _________________________           SIGNATURE: __________________________

NO. OF SHARES: __________________          PRINT NAME: _________________________